                             THE VANTAGEPOINT FUNDS

                              PROSPECTUS SUPPLEMENT

                                 JULY 29, 1999;

                             REVISED AUGUST 3, 1999

      THE FOLLOWING INFORMATION REPLACES THE INFORMATION UNDER THE HEADING "INVESTMENT SUBADVISERS" WITH RESPECT TO THE EQUITY INCOME FUND IN THE FIRST
            COLUMN OF PAGE 12 OF THE PROSPECTUS DATED MARCH 1, 1999.

INVESTMENT SUBADVISERS- Barrow, Hanley, Mewhinney & Strauss, Inc. ("BHM&S"), Dallas, TX serves as a subadviser to the Fund. Richard A. Englander serves as portfolio manager. Mr. Englander began his career as a portfolio manager in 1963 and joined BHM&S in 1985. BHM&S follows a value-oriented investment approach which stresses active management through a process of individual stock selection on a bottom-up basis.

T. Rowe Price Associates, Inc., Baltimore, MD serves as a subadviser to the Fund. Brian C. Rogers, CFA, CIC serves as portfolio manager. Mr. Rogers has over 20 years of experience as a portfolio manager and has been with T. Rowe Price since 1981. T. Rowe Price seeks to achieve the Fund's objective by investing in a broadly diversified basket of securities which display above-market yield and below-market valuation.

Wellington Management Company, LLP, Boston, MA serves as a subadviser to the Fund. Stephen O'Brien, CFA serves as portfolio manager. Mr. O'Brien has 30 years experience as a portfolio manager. He has been with Wellington Management Company since 1982. Wellington Management Company seeks to achieve the Fund's objective by investing in large capitalization companies, which are selling at attractive prices relative to their upside potential.

As a result of this change in subadvisers total annual Fund expenses are expected to increase from 0.66% to 0.82% of average daily net assets and the fee example on page 7 of the prospectus would be $84 for one year and $263 for three years.

                             THE VANTAGEPOINT FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 29, 1999

                             REVISED AUGUST 3, 1999

The Vantagepoint Funds is a no-load, diversified open-end management investment company. The Vantagepoint Funds operates as a "series" investment company, offering thirteen distinct investment portfolios (the "Funds"), each Fund having different investment objectives. This Statement of Additional Information contains additional information about the Funds.

This Statement of Additional Information is not a prospectus. This Statement of Additional Information is incorporated by reference into, and should be read in conjunction with, the Funds' current prospectus, also dated March 1, 1999. A copy of the prospectus may be obtained by writing to the Funds or calling 1-800-669-7400.

                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
 Description of the Fund and Its Investments and Risks...........        1
 Management of The Vantagepoint Funds............................        5
 Control Persons and Principal Holders of Securities.............        6
 Investment Advisory and Other Services..........................        6
 Portfolio Transactions..........................................        9
 Capital Stock and Other Securities..............................       10
 Purchase, Redemption, and Pricing of Shares.....................       11
 Taxation of the Fund............................................       11
 Calculation of Performance Data.................................       12
 Legal Counsel, Independent Auditors, & Custodian................       12
 Financial Statements............................................       12

DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

                               GENERAL INFORMATION

The Vantagepoint Funds is a no-load, diversified open-end management investment company organized as a Delaware business trust. The Vantagepoint Funds are managed by Vantagepoint Investment Advisers, LLC ("VIA"), which in turn hires and manages subadvisers who are responsible for the day-to-day management and security selections for the Funds. VIA supervises and directs each Fund's investments. With respect to the Index Funds (other than the Overseas Equity Index Fund), VIA selects the Master Portfolios in which each Index Fund invests. The Vantagepoint Funds are as follows:

 Actively-Managed Funds:           Aggressive Opportunities Fund
                                   International Fund
                                   Growth Fund
                                   Growth & Income Fund
                                   Equity Income Fund
                                   Asset Allocation Fund
                                   U.S. Treasury Securities Fund
                                   Money Market Fund
 Index Funds:                      Overseas Equity Index Fund
                                   Mid/Small Company Index Fund
                                   Broad Market Index Fund
                                   500 Stock Index Fund
                                   Core Bond Index Fund


The following discussion of investment objectives and policies for the Funds supplements the discussion of those objectives and policies that is set forth in the prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

The policies and guidelines set forth below for each Fund have been adopted by the Board of Directors of the Vantagepoint Funds to govern the management and administration of each Fund by VIA. Those designated as fundamental in this Statement of Additional Information and in the prospectus cannot be changed without shareholder approval. Other policies and guidelines described below and in the prospectus may be reviewed and revised at the discretion of the Board of Directors. Each Fund's investment administration is under the supervision of VIA, which is responsible for appointing and monitoring of subadvisers to handle the day-to-day investment of assets assigned to them.

With the exception of the Money Market Fund the assets of each actively-managed Fund are managed by one or more subadvisers. Subadvisers are retained to manage a particular portion of each Fund under the terms of written investment advisory contracts with VIA.

The Money Market Fund is invested in the Short Term Investment Co. Liquid Assets Portfolio, a registered money market mutual fund. The mutual fund's investment adviser is AIM Advisors. Inc.

As explained in the prospectus, and in greater detail on page 5, each Index Fund (with the exception of the Overseas Equity Index Fund) is structured as a "feeder" fund investing in a "Master Portfolio" which has substantially similar investment objectives and strategies as the applicable Index Fund. The investment adviser for each "Master Portfolio" in which the corresponding Index Fund invests is Barclays Global Fund Advisors ("Barclays") .

Each subadviser is selected for its individual investment management expertise and each operates independently of the others. Each subadviser is either registered with the Securities and Exchange Commission (SEC) under the Investment Advisers Act of 1940 or is a Bank, Insurance Company or Trust Company exempt as such from registration. Further information on each Fund's subadviser(s) may be found in the prospectus and this Statement of Additional Information in the description of each Fund and under the heading "Investment Advisory and Other Services".

Each subadviser agrees to exercise complete management discretion over assets of the Fund allocated to its account in a manner consistent with the Fund's investment policies and guidelines and within such further investment limitations and conditions as may be established by VIA.

A formal review and appraisal of each Fund's investment objectives and performance will be conducted periodically by the Board of Directors, and any material changes in the Fund's fundamental investment objectives will be put to a vote of its shareholders. The Funds may engage in one or more securities lending programs conducted by the Funds' custodian or other appropriate entities.

     The 500 Stock Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's a division of the McGraw-Hill Companies, Inc. ("S&P"), or by Wilshire Associates Inc. ("Wilshire Associates"). Neither S&P nor Wilshire Associates makes any representation or warranty, express or implied, to the owners of the product or any member of the public regarding the advisability of investing in securities generally or in the product particularly or the ability of the S&P 500 Index, the Wilshire 45000 Index(R) or the Wilshire 5000 Index(R) to track general stock market performance. S&P's and Wilshire Associates' only relationship to the licensee is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index and Wilshire Associates and the Wilshire 4500 Index and Wilshire 5000 Index, which are determined, composed and calculated by S&P or Wilshire Associates without regard to the licensee or the product. S&P and Wilshire Associates have no obligation to take the needs of the licensee or the owners of the product into consideration in determining, composing or calculating the S&P 500 Index, the Wilshire 4500 Index or the Wilshire 5000 Index. S&P and Wilshire Associates are not responsible for and have not participated in the determination of the prices and amount of the product or the timing of the issuance or sale of the product or in the determination or calculation of the equation by which the product is to be converted into cash. S&P and Wilshire Associates have no obligation or liability in connection with the administration, marketing or trading of the product.

     Neither S&P nor Wilshire Associates guarantees the accuracy and/or the completeness of the S&P 500 Index, the Wilshire 4500 Index, the Wilshire 5000 Index or any data included therein and neither S&P nor Wilshire Associates shall have any liability for any errors, omissions, or interruptions therein. S&P and Wilshire Associates make no warranty, express or implied, as to results to be obtained by licensees, owners of the product, or any other person or entity from the use of the S&P 500 Index, Wilshire 4500 Index,

Wilshire 5000 Index or any data included therein. S&P and Wilshire Associates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index, Wilshire 4500 Index, Wilshire 5000 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P or Wilshire Associates have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

                               COMPARATIVE INDEXES

The Funds may, from time to time, use one or more of the unmanaged indexes listed below for purposes of appraising fund performance. This list of indexes is not intended to be all inclusive, and other indexes, benchmarks or peer groups may be used, as deemed appropriate by the Board of Directors.

Standard & Poor's 500 Stock Index ("S&P 500 Index") -- consists of 500 companies representing larger capitalization stocks traded in the U.S.

Standard & Poor's MidCap 400 Index -- consists of 400 medium sized domestic stocks traded in the U.S.

Standard & Poor's/BARRA MidCap Growth Index -- consists of the stocks of the S&P MidCap 400 Index having growth characteristics.

Standard & Poor's/BARRA Value Index -- a subset of the S & P that includes stocks that offer higher than average dividend yields and are considered to be out of the favor with investors.

Wilshire 5000 Equity Index -- consists of all common equity securities domiciled in the U.S. for which daily pricing is available.

Wilshire 4500 Equity Index -- consists of all stocks in the Wilshire 5000 except for those included in the Standard & Poor's 500 Stock Index.

Morgan Stanley Capital International EAFE Free Index -- consists of approximately 1100 securities listed on the stock exchanges of developed markets of countries in Europe, Australia and the Far East. The EAFE Free Index excludes securities that are not available to U.S. investors.

Lehman Brothers Long-Term Treasury Bond Index -- consists of all Treasury obligations with maturities of 10 years or greater.

Lehman Brothers Government/Corporate Bond Index -- consists of U.S. Treasury, agency, and corporate securities rated BBB or better.

Merrill Lynch 5-7 Year Treasury Index -- consists of all Treasury obligations with maturities between 5 and 7 years.

Russell 2000 Index -- consists of the smallest 2,000 of the 3000 largest U.S. companies based on total market capitalization, representing approximately 7% of the Russell 3000 Index's total market capitalization.

                              ELIGIBLE INVESTMENTS

In addition to the securities and financial instruments described in the prospectus, the Vantagepoint Funds are authorized to invest in the types of securities and financial instruments listed below. Not all Funds will invest in all such securities and/or financial instruments as indicated below.

A. CASH/CASH EQUIVALENTS: Fixed income obligations with maturity less than one year, including short term accounts managed by a custodian institution and shares of money market mutual funds. All funds may also participate in repurchase agreements and reverse repurchase agreements.

B. FINANCIAL FUTURES: A futures contract is an agreement to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future date. Futures are used to adjust investment exposure and may involve a small investment of cash relative to the magnitude of the risk assumed.

OTHER INVESTMENTS:

The funds may invest in certain other instruments as follows:

i. Rights and Warrants. All funds except the Money Market Fund and the U.S. Treasury Securities Fund.

ii. Convertible Securities. All funds except the Money Market Fund and the U.S. Treasury Securities Fund.

iii. Forward contracts. The International Fund and the Overseas Equity Index
Fund.

ELIGIBLE PRACTICES: There are no restrictions on subadvisers as to the following:

-    Fund turnover.

-    Realized gains and losses.

These guidelines are not fundamental policies and may be changed by the Funds' Board of Directors without a vote of shareholders.

FUND POLICIES AND INVESTMENT LIMITATIONS The following policies supplement the Funds' investment limitations set forth in the prospectus. It is the policy of each Fund not to engage in any of the activities or business practices set forth below. Unless it is noted that a particular restriction is not fundamental, these restrictions may not be changed with respect to a particular Fund without the approval of a dollar-weighted majority of the outstanding shares (the term "majority" is used as defined in the Investment Company Act of 1940) of that Fund. A Fund may not:

(1) Issue senior securities, (as defined in the Investment Company Act of 1940) except as permitted by rule, regulation, or order of the SEC;

(2) Engage in the business of underwriting securities issued by others, except to the extent a Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (this restriction is not fundamental);

(3) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this restriction is not fundamental);

(4) Make loans, except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (3) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act of 1940 or the rules and regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of a Fund's net assets;

(5) Pledge, mortgage, or hypothecate its assets, except to secure authorized borrowings as provided in the prospectus (this restriction is not fundamental);

(6) Buy any securities or other property on margin (except as may be needed to enter into futures and options transactions as described in the prospectus and this Statement of Additional Information and for such short-term credits as are necessary for the clearance of transactions), or engage in short sales (unless by virtue of a Fund's ownership of other securities that it has a right to obtain at no added cost and which are equivalent in kind and amount to the securities sold), except as set forth in the prospectus (this restriction is not fundamental);

(7) Purchase or sell puts or calls, or combinations thereof except as provided in the prospectus;

(8) Purchase or sell real estate or real estate limited partnerships (although a Fund may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

(9) Invest in the securities of other investment companies, except as may be acquired as part of a merger, consolidation or acquisition of assets approved by a Fund's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940 or by any rule, regulation, opinion or interpretation of the Commission. Notwithstanding this restriction, the Index Funds and the Money Market Fund may enter into arrangements as described in the prospectus and in this Statement of Additional Information. A Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund making such investment except that a Fund may invest a portion of its assets in a money market fund for cash management purposes (this restriction is not fundamental);

(10) Invest in companies for the purpose of exercising control or management;
and

(11) Invest more than 25% of its assets in any single industry, except for the Money Market Fund and with respect to the Index Funds, to the extent that such industry concentration is a component of a Fund's benchmark index.

The above-mentioned Fund policies and investment limitations are considered at the time investment securities are purchased (with the exception of the restriction on illiquid securities).

                                 THE INDEX FUNDS

Each Index Fund is managed by Barclays using quantitative, structured and passive management techniques. Each such Fund, except the Overseas Index Fund, is structured as a "feeder" fund which invests in a Master Portfolio of the Master Investment Portfolio. The "Master Portfolio" invests in securities in accordance with investment objectives, policies, and limitations that are substantially similar to those of the applicable Index Fund.

The Broad Market Index Fund's Master Portfolio invests substantially all of its assets in two other Master Portfolios of Barclays. One of these Master Portfolios, in turn, invests substantially all of its assets in a representative sample of stocks comprising the Wilshire 4500 Index. The other Master Portfolio, in turn, invests substantially all of its assets in stocks comprising the S&P 500 Index (together, the "Underlying Portfolios"). The Master Portfolio's assets will be invested in the Underlying Portfolios in proportions adjusted periodically to maintain the capitalization range of the Wilshire 5000 Index.

The assets of the Vantagepoint Index Funds are invested in these Master Portfolios in proportions that are designed to meet their respective objectives. The Vantagepoint 500 Stock Index Fund invests exclusively in the S&P 500 Index Portfolio. The Vantagepoint Mid/Small Company Index Fund invests exclusively in the Extended Index Portfolio. The Vantagepoint Broad Market Index Fund invests the U.S. Equity Index Fund which, in turn, invests in both Underlying Portfolios in proportions that are designed to approximate the performance of the Wilshire 5000 Index. Finally, the Vantagepoint Core Bond Index Fund invests in a separate Master Portfolio that is designed to track its benchmark index.

The Index Funds employ "passive" management techniques, meaning that each Fund tries to match, as closely as possible, the performance of its benchmark index. Because it would be very expensive to buy and sell all of the stocks (or bonds, as the case may be) in the target index, the Mid / Small Company, the Broad Market, and the Core Bond Index Funds use a "sampling" technique. Using computer programs, each of these Funds selects securities that will recreate its benchmark index in terms of factors such as industry, size, and other characteristics. Therefore, the performance of the Funds versus their respective benchmarks can be expected to deviate more than that of funds investing in all of the securities contained in a benchmark.

MANAGEMENT OF THE VANTAGEPOINT FUNDS

The Vantagepoint Funds is organized as a Delaware business trust and is governed by a 7-member Board of Directors, one of whom is an "interested" director as that term is defined in the Investment Company Act of 1940. The Directors stand in the position of fiduciaries to the shareholders and, as such, they have a duty of due care and loyalty, and are responsible for protecting the interests of shareholders. The Directors are responsible for the overall supervision of the operations of the Vantagepoint Funds and evaluation of the performance of its investment adviser.

Vantagepoint Investment Advisers, LLC ("VIA") serves as investment adviser to the Funds and employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings, and equipment. Each Fund pays its share of VIA's net expenses which are allocated among the Funds under procedures approved by the Funds' Board of Directors. In addition, each Fund bears its own direct expenses, such as legal, auditing and custodial fees.

The Officers of the Vantagepoint Funds are also officers of VIA. The Officers of the Funds manage its day-to-day operations and are responsible to the Funds' Board of Directors.

The Vantagepoint Funds and affiliates adhere to an Insider Trading Policy established pursuant to Rule 17j-1 of the Investment Company Act of 1940. The policy is designed to prevent unlawful practices in connection with the purchase and sale of securities by persons associated with the Funds, including officers and employees of VIA.

The names of the Directors and Officers of the Funds and their principal occupations over the last 5 years may be found in the prospectus under the heading "Management of the Vantagepoint Funds".

                                  COMPENSATION

Directors and Officers of the Funds do not receive salaries, retirement benefits, deferred compensation or any other form of compensation from the Vantagepoint Funds. Directors are reimbursed for expenses incurred in the exercise of their duties. As of the date of this Statement of Additional Information, Directors and Officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of the Funds.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Initially, the principal shareholder in the Vantagepoint Funds will be the ICMA Retirement Trust (the "RT"), a District of Columbia common law trust. The RT was established for the purpose of holding and investing the assets of public sector retirement and deferred compensation plans. The RT will own a majority of the outstanding shares of the Funds upon registration.

In exercising its rights as a shareholder in the Funds, the RT will seek instructions from its investors, the plan sponsors of the public sector retirement plans invested in the RT (the "employers"), in advance of exercising the RT's voting rights. The RT will vote its shares of the Fund in the same proportion as the instructions that it receives from the employers.

INVESTMENT ADVISORY AND OTHER SERVICES

VIA is a wholly-owned subsidiary of, and is controlled by the ICMA Retirement Corporation ("RC"), a retirement plan administrator and investment adviser whose principal investment advisory client is the RT. RC was established as a not-for-profit organization in 1972 to assist state and local governments and their agencies and instrumentalities in the establishment and maintenance of deferred compensation and qualified retirement plans for the employees of such public sector entities. These plans are established and maintained in accordance with Sections 457 and 401, respectively, of the Internal Revenue Code of 1986, as amended. RC has been registered as an investment adviser with the U.S. Securities and Exchange Commission since 1983.

RC is governed by a 10-member Board of Directors approved by the Executive Committee of the International City/County Management Association, the organization that founded RC. RC is a non-stock corporation.

VIA is a Delaware limited liability company, and is registered as an investment adviser with the Securities and Exchange Commission.

VIA provides investment advisory services to each of the Vantagepoint Funds pursuant to a Master Advisory Agreement (the "Advisory Agreement"). The advisory services include Fund design, establishment of Fund investment objectives and strategies, selection and management of subadvisers, and performance monitoring. VIA supervises and directs the Funds' investments.

Additionally, VIA selects the Master Portfolios in which the Index Funds (other than the Overseas Equity Index Fund) invest. VIA furnishes periodic reports to the Funds' Board of Directors regarding the investment strategy and performance of each Fund.

Pursuant to the Advisory Agreement, the Vantagepoint Funds compensate VIA for these services by paying VIA an annual advisory fee assessed against daily average net assets under management in each Fund as follows:

                                             ADVISORY FEE
                                             ------------
All Funds except the Index Funds                0.10%

Index Funds                                     0.05%

VIA or its broker-dealer affiliate, ICMA-RC Services LLC, provides all distribution and marketing services for the Funds. VIA or its transfer agent affiliate, Vantagepoint Transfer Agents, LLC. ("VTA"), also provides certain administrative shareholder support services for the Vantagepoint Funds related to the retirement plans investing in the Funds. VIA or VTA, as the case may be, also provides Fund administration services, such as preparation of shareholder reports and proxies, shareholder recordkeeping and processing of orders.

VIA or VTA receives asset-based compensation for these administrative services on an annual basis as follows:

                                FEE FOR                      FEE FOR
                           INVESTOR SERVICES              FUND SERVICES
                           -----------------              -------------
All Funds except

the Index Funds                  0.20%                        0.15%

Index Funds

Class I                          0.15%                        0.15%
-------
Class II                         0.05%                        0.05%
--------

The advisory fee, the fee for Investor services, and the fee for Fund services are deducted from the applicable Fund's assets, and their effect is factored into any quoted share price or investment return for that Fund.

The day-to-day management of each Fund rests with one or more subadvisers hired by the Funds with the assistance of VIA. The responsibility for overseeing subadvisers rests with VIA's Investment Division, headed by Senior Vice President John Tobey, reporting directly to Girard Miller, CFA , President of VIA. The following tables identify each subadviser and indicate the annual subadvisory fee that is paid out of the assets of each Fund. The fee is assessed against average daily net assets under management. The fee schedules that have been negotiated with each subadvisers are set forth below.

      AGGRESSIVE OPPORTUNITIES FUND

                                                              ASSETS
                SUBADVISER                                    MANAGED            FEE
---------------------------------------                ---------------------   -------
First Pacific Advisers                                  First $100 million      0.80%
                                                        Over $100 million       0.75%

MFS Institutional Advisers, Inc.                        Flat fee                0.75%

TCW Funds Management, Inc.                              First $100 Million      0.73%
                                                        Next $100 Million       0.69%
                                                        Over $200 Million       0.67%

            INTERNATIONAL FUND

                SUBADVISER
----------------------------------------------
 Capital Guardian Trust Company                    First $25 Million                  0.75%*
                                                   Next $25 Million                   0.60%
                                                   Next $200 Million                  0.43%
                                                   Next $250 Million                  0.38%
                                                   *Mimimum Fee of $337,500
                                                   Payable to Capital
                                                   Guardian

 Lazard Asset Management                           First $100 million                 0.50%
                                                   Over $100 million                  0.40%

 Rowe Price-Fleming, International, Inc.           First $20 Million                  0.75%
                                                   Next $30 Million                   0.60%
                                                   Over $50 Million                   0.50%
                                                   After 200 million                  0.50%*
                                                   *On all assets managed
                                                   by Rowe Price-Fleming

 GROWTH FUND

 Subadviser
-----------
 Cadence Capital Management                        First $100 million                 0.45%
                                                   Next $400 million                  0.20%
                                                   Over $500 million                  0.15%

 William Blair & Company, LLC                      First $150 million                 0.50%
                                                   Next $150 million                  0.45%
                                                   Over $300 million                  0.40%

 Neuberger Berman, LLC                             Flat fee                           0.45%

 Barclays Global Fund Advisors                     First $500 million                 0.04%
                                                   Next $500 million                  0.02%
                                                   Over $1 billion                    0.01%
 Fidelity Management Trust Company

     (Small Company account)                       First $25 million                  0.80%
                                                   Over $25 million                   0.60%
     (Aggressive Equity account)                   Flat fee**                         0.38%

** From 1/1/2000 to 12/31/2000 the annual fee will be 45 of 1%. Beginning on 1/1/2000 the annual fee will be .80 of 1% on the first $25 milliom and .60% on assets over $25 million. of 1%

                GROWTH AND INCOME FUND

                                                                ASSETS
                      SUBADVISER                                MANAGED           FEE
--------------------------------------------------     ---------------------     -------
Capital Guardian Trust Company                         First $25 million         0.55%*
                                                       Next $25 million          0.40%
                                                       Over $50 million          0.23%
                                                       * Minimum fee of
                                                       $167,500 payable to
                                                       Capital Guardian

Putnam Investments Management, Inc.                    First $15 million         0.55%
                                                       Next $35 million          0.40%
                                                       Next $50 million          0.30%
                                                       Over $100 million         0.25%

EQUITY INCOME FUND

Subadviser
----------
Wellington Management Company, LLP                     First $50 million         0.40%
                                                       Next $100 million         0.30%
                                                       Over $200 million         0.25%

Barrow, Hanley, Mewhinney & Strauss, Inc.              First $10 million         0.75%
                                                       Next $15 million          0.50%
                                                       Next $175 million         0.25%
                                                       Next $600 million         0.20%
                                                       Next $200 million         0.15%
                                                       Over $1 billion           0.13%

T. Rowe Price Associates, Inc.                         First $500 million        0.40%
                                                       Over $500 million         0.35%

ASSET ALLOCATION FUND
Subadviser
----------
AVATAR Investors Associates Corp.                      First $250 million        0.25%
                                                       Next $250 million         0.20%
                                                       Over $500 million         0.18%

Mellon Capital Management                              First $200 million        0.38%
                                                       Over $200 million         0.20%

Wilshire Asset Management                              First $100 million        0.04%
                                                       Next $400 million         0.02%
                                                       Over $500 million         0.01%

Payden & Rygel Investment Counsel                      First $200 million        0.10%
                                                       Next $100 million         0.09%
                                                       Over $300 million         0.08%
U.S. TREASURY SECURITIES FUND

Subadviser
----------
Seix Investment Advisors, Inc.                         First $25 million         0.17%
                                                       Next $50 million          0.12%
                                                       Next $25 million          0.07%

Money Market Fund (Aim Advisors, Inc)                                            0.08%

OVERSEAS EQUITY INDEX FUND

Barclays Global Fund Advisors N.A.*                    First $25 million         0.20%
                                                       Over $25 million          0.15%

* Minimum fee of $75,000 payable to Barclays

   INDEX FUNDS (BARCLAYS)

                                             ADVISORY AND
                                            ADMINISTRATIVE
                                                 FEES
                                            --------------
Broad Market Index Fund**                        0.08%

500 Stock Index Fund                             0.05%

Core Bond Index Fund                             0.08%

Mid/Small Company Index                          0.10%

**Barclays is entitled to receive monthly fees at the annual rate of 0.01% of the average daily net assets of the Master Portfolio, 0.08% of the average daily net assets of the Extended Index Portfolio and 0.05% of the average daily net assets of the S&P 500 Index Portfolio as compensation for its advisory services. The Master Portfolio bears its pro rata share of the advisory fees of the Underlying Portfolios. Based on these fee levels and the expected allocation of assets between the two Underlying Portfolios, the advisory fees payable to Barclays by the Master Portfolio on a combined basis will be approximaetly 0.07% of the average daily net assets of the Master Portfolio. From time to time, Barclays may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Master Portfolio and, accordingly, have a favorable impact on its performance.

Information on the advisory services provided by each subadviser and services provided by Barclays for each Fund can be found in the prospectus, under the heading "Investment Policies, Investment Objectives, Principal Investment Strategies, and Related Risks".

PORTFOLIO TRANSACTIONS OF THE FUNDS

VIA maintains a commission recapture program with certain brokers for the Aggressive Opportunities Fund, the International Fund, the Growth Fund, the Growth and Income Fund, and the Equity Income Fund. Under that program, a percentage of commissions generated by the portfolio transactions for those Funds is rebated to the Funds by the brokers and used to reduce the operating expenses of those Funds.

The advisory agreements with each subadviser authorize the subadviser to select the brokers or dealers who will execute the purchases or sales of securities for each Fund. The agreements direct the subadvisers to use best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Funds.

In placing Fund transactions, each subadviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain most favorable execution.

In choosing brokers, the subadvisers may take into account, in addition to commission cost and execution capabilities, the financial stability and reputation of the brokers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such brokers. The subadviser is authorized to pay brokers who provide such brokerage or research services a commission for executing a transaction which is in excess of the commission another broker would have charged for that transaction if the subadviser determines that such commission is reasonable in relation to the value of the brokerage and research services provided to the subadviser by the broker.

With respect to the Index Funds, Barclays assumes general supervision over placing orders on behalf of the Master Portfolio for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of Barclays and in a manner deemed fair and reasonable to interestholders. In executing portfolio transactions and selecting brokers or dealers, Barclays seeks to obtain the best overall terms available for the Master Portfolio. In assessing the best overall terms available for any transaction, Barclays considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The primary consideration is prompt execution of orders at the most favorable net price. Certain of the brokers or dealers with whom the Master Portfolio may transact business offer commission rebates to the Master Portfolio. Barclays considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by Barclays based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers also are selected because of their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates over 100% are likely to result in comparatively greater brokerage expenses.

One or more of the subadvisers may aggregate sale and purchase orders from the Funds with similar orders made simultaneously for other clients of the subadviser. The subadviser will do so when, in its judgment, such aggregation will result in overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission, and other expenses.

If an aggregate order is executed in parts at different prices, or two or more separate orders for two or more of a subadviser's clients are entered at approximately the same time on any day are executed at different prices, the subadviser has discretion, subject to its fiduciary duty to all its clients, to use an average price at which such securities were purchased or sold for each of the clients for whom such orders were executed.

The Vantagepoint Funds participate in a securities lending program under which the Funds' custodians is authorized to lend Fund securities to qualified institutional investors under contracts calling for collateral in U.S. Government securities or cash in excess of the market value of the securities loaned. The Vantagepoint Funds receive dividends and interest on the loaned securities. Lending fees received in the Vantagepoint Funds account are used to reduce overall custodial expenses in the Funds from which the loaned securities originated.

CAPITAL STOCK AND OTHER SECURITIES

The Vantagepoint Funds is an open-end diversified management investment company organized as a Delaware business trust. As an open-end company, the Vantagepoint Funds continually offers shares to the public. With the exception of the Index Funds, each Fund offers a single class of shares.

The Index Funds offer two classes of shares, Class I and Class II. Class I shares are open to IRA and other individual accounts and each public sector employee benefit plan that invests indirectly in the Funds through the ICMA Retirement Trust containing assets of less than $40 million. Class II shares are open (i) to qualifying public sector employee benefit plans that invest directly in the Funds and have qualifying assets in excess of $125 million and (ii) public sector employee benefit plans that invest indirectly in the Funds through the ICMA Retirement Trust and have qualifying assets in excess of $40 million so invested. Other plans with average account balances or other features that are expected to afford the Index Funds with certain economies of scale in servicing employee benefit plan participant accounts, may also qualify for Class II shares.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASES

Reference is made to the prospectus under the heading "Purchases, Exchanges and Redemptions".

The Funds reserve the right in their sole discretion (i) to suspend the offering of their shares or (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of a particular Fund or Funds.

REDEMPTIONS

Reference is made to the prospectus under the heading "Purchases, Exchanges and Redemptions". The Funds may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed or trading on the exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Funds to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

Certain redemption requests must include a signature guarantee

A signature guarantee is designed to protect you against fraud and may be required by The Vantagepoint Funds at the discretion of its management. A redemption request must be made in writing and must include a signature guarantee if any of the following situations would apply:

*    The account registration has changed within the past 30 days;

* The check is being mailed to an address other than the one listed on the account (record address);

*    The check is being made payable to someone other than the account owner;

* The redemption proceeds are being transferred to an account with a different registration;

*    Proceeds are to be wired to a bank account that was not pre-designated;

* Any other transaction reasonably determined by the Funds to require a signature guarantee.

A signature guarantee may be obtained from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. Please note: a notary public cannot provide a signature guarantee, and a notarized redemption request is not sufficient.

The Funds have made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in an amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid, in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "Pricing and Timing of Transactions" and a redeeming shareholder would normally incur brokerage expenses if he or she converted these securities to cash.

TAXATION OF THE FUND

The Vantagepoint Funds intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, which would cause the income and capital gains of the Trust to "pass through" to the shareholders for federal income and capital gains tax purposes. Failure to qualify for Subchapter M status could result in federal income and capital gains taxes being assessed at the Fund level, which would reduce Fund returns correspondingly.

CALCULATION OF PERFORMANCE DATA

As newly registered funds, the Vantagepoint Funds have no performance history. However, the Vantagepoint Funds are patterned on, have the same investment objectives, and are operated in subtantially the same fashion, as certain funds that have been offered through the ICMA Retirement Trust, an unregistered commingled fund which holds and invests the assets of public sector retirement plans. The inception dates of these funds are noted below. Substantially all of the portfolio securities of each Vantagepoint Fund were transferred from the corresponding fund of the ICMA Retirement Trust. Barclays was not the adviser to any of the Funds shown during these periods. The underlying portfolio of each fund of the ICMA Retirement Trust currently consists solely of the shares of the corresponding Vantagepoint Fund in which it invests.

The performance shown below is the performance an investor would have received had the funds of the ICMA Retirement Trust charged the same asset-based fees and expenses as the Vantagepoint Funds, as set forth in the prospectus.

The ICMA Retirement Trust's index funds offered a single class of shares. The ICMA Retirement Trust did not offer a money market fund or a growth and income fund or a core bond index fund, and performance is not shown for those Vantagepoint Funds. Figures shown are updated to most recent quarter-end.

Please note that the performance depicted is hypothetical. Actual performance of the Vantagepoint Funds may vary from that shown.

                                                                                         SINCE
                         FUND                             1 YR      3 YR      5 YR       10 YR        INCEPTION
-----------------------------------------------------   --------  --------  --------  -----------   -------------
Aggressive
  Opportunities (inception date: 10/1/94)                20.9%     19.0%    n/a       n/a               25.0%
International (inception date: 10/1/94)                   4.8%      8.1%    n/a       n/a                8.5%
Growth                                                   22.5%     23.5%    24.6%     18.2%              n/a
Growth & Income (inception date: 10/1/98)                 n/a       n/a     n/a       n/a               45.6%
Equity Income (inception date: 4/1/94)                   13.3%     22.2%    21.9%                       20.9%
Asset Allocation                                         12.6%     20.7%    19.9%     14.2%              n/a
U.S. Treasury
   Securities (inception date: 7/1/92)                    3.0%      6.6%    6.7%      n/a                6.2%
Overseas Equity
   Index (inception date: 7/1/97)                         6.6%      n/a     n/a       n/a                8.3%
Mid/Small Company (inception date: 7/1/97)               10.1%      n/a     n/a       n/a               17.2%
Broad Market Index                                       19.4%     25.5%    24.9%     16.9%              n/a
500 Stock Index (inception date: 7/1/97)                 22.2%      n/a     n/a       n/a               27.5%

Communications which refer to the use of a Fund as a potential investment for employee benefit plans or Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal tax applies.

In assessing such comparison of yields, an investor should keep in mind that the composition of the investments in the reported averages may not be identical to the formula used by the Fund to calculate its yield. In addition, there can be no assurance that any Fund will continue its performance as compared to such other averages.

                 LEGAL COUNSEL INDEPENDENT AUDITORS & CUSTODIAN.

     Morgan, Lewis & Bockius, Washington, D.C. serves as legal counsel to The Vantagepoint Funds. PricewaterhouseCoopers, LLP, Baltimore, MD, serves as independent auditors. Investors Bank & Trust, Boston, MA serves as custodian.

                VANTAGEPOINT FUNDS VANTAGEPOINT MONEY MARKET FUND
                       STATEMENT OF ASSET AND LIABILITIES

                                FEBRUARY 19, 1999

Cash                                                             $    100,000

Total Assets                                                     $    100,000

Total Liabilities                                                           -

Net Assets - Offering and redemption price of $1.00              $    100,000
    Per share with 100,000 shares outstanding

                          NOTES TO FINANCIAL STATEMENTS

A.   ORGANIZATION

The Vantagepoint Funds (Delaware Business Trust) was organized on July 28, 1998 and was established as a no load open-end diversified "series" investment company offering thirteen distinct investment portfolios (the "Funds"). The five Index Funds offer two classes of shares. The other Funds offer a single class of shares. The Vantagepoint Funds has had no operations other than those matters related to their organization and registration as an investment company under the Investment Company Act of 1940. The Statement of Assets and Liabilities presented is for the Vantagepoint Money Market Fund, one of the portfolios comprising The Vantagepoint Funds. The ICMA Retirement Corporation (a registered Investment Adviser) has provided the initial capital for the Fund by purchasing 100,000 shares of the Vantagepoint Money Market Fund at $1.00 per share. Such shares were acquired for investment and can be disposed of only by redemption.

The Funds are patterned on, have the same investment objectives, and are operated in substantially the same fashion as certain funds offered through the ICMA Retirement Trust, an unregistered commingled fund which holds and invests the assets of public sector retirement plans. Most of the portfolio securities of the ICMA Retirement Trust will be transferred in-kind to the corresponding fund of the Vantagepoint Funds upon the commencement of operations. The underlying portfolio of each fund of the ICMA Retirement Trust will consist solely of the shares of the corresponding Vantagepoint Fund in which it invests.

B.   ORGANIZATION COSTS

The costs incurred in connection with the organization of the Funds has been borne by ICMA Retirement Corporation. The Funds will not be required to reimburse ICMA Retirement Corporation for these costs.

C.   MANAGEMENT OF THE FUNDS

The Funds are managed by Vantagepoint Investment Advisers, LLC (VIA) a wholly-owned subsidiary of ICMA Retirement Corporation. VIA employs a "multi-management" strategy in which it evaluates, selects, and monitors one or more subadvisors for each Fund. Compensation for the investment management of the Funds paid to VIA and the subadvisors is asset based, i.e., it consists of an annual percentage fee calculated based on average assets under management. The aggregate annual advisory fees paid to VIA and to subadvisors ranges from
 .10% to .86% of the average daily net assets of each Fund. VIA or its broker-dealer affiliate, ICMA-RC Services, LLC, provides all distribution and marketing services to the Funds. VIA or its transfer agent affiliate, Vantagepoint Transfer Agents, LLC ("UTA") also provides certain administrative shareholder support services for the Funds. VIA or VTA receives asset-based compensation for these additional administrative services ranging from .10% to
 .35% of the average daily net assets of the Funds.

                        REPORT OF INDEPENDENT ACCOUNTANTS

                           TO THE BOARD OF TRUSTEES OF
                             THE VANTAGEPOINT FUNDS:

In our opinion, the accompanying statement of assets and liabilities presents fairly, in all material respects, the financial position of the Vantagepoint Money Market Fund, one portfolio comprising The Vantagepoint Funds (the "Fund") at February 19, 1999 in conformity with generally accepted accounting principles. This financial statement is the responsibility of the Fund's management; our responsibility is to express an opinion on this financial statement based upon our audit. We conducted our audit of this financial statement in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 22, 1999